JOHNSON & JOHNSON

                   CERTIFICATE - STOCK OPTION

Granted To:

PID #                   Total Shares:
Grant Date:             Purchase Price:

Grant No.  Grant Type   No. of Shares
              NQSO


      1. Grant of Option. Subject to the terms and conditions of this Certificate and the Johnson & Johnson 2005 Long-Term Incentive Plan, as amended from time to time (the "Plan"), Johnson & Johnson, a New Jersey corporation, hereby grants you an option to purchase from it the above-stated number of shares of common stock of Johnson & Johnson, par value $1.00 per share ("Common Stock"), at the above-stated price. Except where the context clearly indicates otherwise, each capitalized term used herein shall have the definition assigned to it by this Certificate or, to the extent that this Certificate does not define a capitalized term used herein, by the Plan. A copy of the Plan is available in and from the Office of the Secretary of Johnson & Johnson, One Johnson & Johnson Plaza, New Brunswick, NJ 08933 (732-524-0400).

      2. Exercise of Option. This option, and the exercise of this option, is subject to all of the terms and conditions relating to Non-Qualified Stock Options ("NQSOs") contained in the Plan. The terms of the Plan are hereby incorporated herein by reference.

           (a) Vesting. This option may not be exercised until the day following the third anniversary of the above Grant Date, provided that if you die while actively employed by the Company, this option shall vest on your date of death. Once vested, this option shall be exercisable in its entirety. This option may not be exercised after the Expiration Date or after any earlier date on which this option is terminated in accordance with this Certificate.

          (b) Exercise Procedure. Subject to the conditions set forth in this Certificate and the Plan, you may exercise this option by providing a written notice of exercise in accordance with Section 8 hereof. Your exercise of this option shall be effective upon Johnson & Johnson's receipt of the written notice. This notice must be followed by payment in full of the purchase price and any applicable taxes required by law in accordance with Sections 4 and 8 hereof. You may purchase less than the number of shares covered hereby. You may not exercise this option for a fractional share.

            (c) Continuous Employment Required. Except as otherwise provided in Section 3 hereof, this option may not be exercised unless, on the date of exercise, you are, and have been at all times since the Grant Date, an employee of the Company. For purposes of this option, persons on Company-authorized leaves of absence are considered employees of the Company, but persons on long-term disability are not considered employees of the Company.

THIS DOCUMENT CONSTITUTES PART OF A PROSPECTUS COVERING SECURITIES THAT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933.

     3.   Provisions for Termination.

           (a) Exercise After Termination of Employment. If you cease to be employed by the Company for any reason, including termination for Cause, then except as otherwise provided in this
Section 3,

                     (i) if this option has not vested as of your Date of Termination, this option shall become void on your Date of Termination; or

                     (ii)  if this option has vested as  of  your
          Date of Termination, your right to exercise any unexercised portion of this option shall terminate (i) three (3) months after your Date of Termination or (ii) on the Expiration Date, whichever occurs first.

           (b) Exercise After Death. If you die while actively employed by the Company, then this option shall be fully vested as of your date of death, and your estate or any person who acquires this option by inheritance or devise shall have the right to exercise any unexercised portion of this option during the remaining term of this option.

           (c) Exercise After Disability. If you cease to be employed by the Company due to Disability, any unvested or unexercised portion of this option may be exercised by you in whole or in part during the remaining term of this option by you (or should you die within said period, then by your estate or any person who acquires this option by inheritance or devise) at such times and to the extent you could have exercised this option had your employment not terminated, provided that:

                     (i)  if subsequent to terminating employment
          due to Disability, you are no longer considered Disabled because you are re-employed by the Company, then the terms of any unexercised portion of this option shall be governed by Section 2 hereof; and

                     (ii) if subsequent to terminating employment due to Disability, your status changes so that you are no longer considered Disabled for any reason other than death or re-employment by the Company, then the terms of any unexercised portion of this option shall be governed by Section 3(a) or 3(d) hereof, whichever is applicable, based on your age and years of Service on the date you ceased to be employed by the Company due to Disability, provided that any time limitation for exercising this option that is specified in Section 3(a) or 3(d) hereof shall commence as of the date you were no longer considered Disabled.

           (d) Retirement. If you Retire from employment with the Company without being terminated for Cause, then you (or should you die, your estate or any person who acquires this option by inheritance or devise) shall have the right to exercise this option as follows:

                     (i)  if you have at least ten (10) years  of
          Service with at least five (5) consecutive years of Service immediately before your Date of Termination, or have attained age 62 as of your Date of Termination, you shall be eligible to exercise any unvested or unexercised portion of this option, in whole or in part, during the remaining term of this option at such times and to the extent you could have exercised this option had your employment not terminated; or

                     (ii)  if you do not meet the conditions  set
          forth in paragraph (i) of this Section 3(d), your right to exercise any unexercised portion of your option shall terminate on (x) the third (3rd) anniversary of your Date of Termination or (y) the Expiration Date, whichever occurs first, provided that, if this option is not vested as of your Date of Termination, this option shall become void on that date.

            (e) Option Granted Within Six (6) Months of Termination. Notwithstanding any other provisions of this
Section 3, if the Grant Date occurred within the six (6) months immediately preceding your Date of Termination, and your termination of employment was for any reason other than death, this option shall become void on your Date of Termination.

            (f)  Employment by a Competitor.   Notwithstanding
the provisions of Sections 3(c) and 3 (d) hereof, if you ceased to be employed by the Company due to Disability or Retirement and you are Employed by a Competitor within eighteen (18) months after your Date of Termination, then

                     (i)  if this option is unvested on  the
          date you are first Employed by a Competitor, this option shall become void as of that date; or

                     (ii)  if this option is vested  on  the
          date you are first Employed by a Competitor, you shall have the right to exercise this option until
          (A) the date that is three (3) months after you are first Employed by the Competitor or (B) the Expiration Date, whichever occurs first.

     4. Payment of Purchase Price. The purchase price for shares of Common Stock purchased upon exercise of this option and any applicable taxes required by law shall be paid in U.S. dollars or, at the discretion of the Committee and in accordance with procedures approved by the Committee, in (1) Common Stock valued at Fair Market Value at the close of the business day immediately preceding the date of exercise or (2) a combination of such Common Stock and cash; provided that:

                    (i) fractional shares of Common Stock
          shall not be accepted in payment of the purchase price;

                    (ii) shares of Common Stock that you
          acquired within the six (6) month period immediately preceding the date of exercise may not be used to pay the purchase price; and

                    (iii) shares of Common Stock that were
          issued to you by Johnson & Johnson upon your exercise of an incentive stock option within the one (1) year period immediately preceding the exercise of this option may not be used to pay the purchase price.

      5. Delivery of Shares; Compliance With Securities Laws, and Other.

          (a) General. Johnson & Johnson shall, after receiving the purchase price for the shares of Common Stock purchased and paid for under this option, make delivery of such shares to you, provided that if any law or regulation requires Johnson & Johnson to take any action with respect to such shares before the issuance thereof, the date of delivery of such shares shall be extended for the period necessary to complete such action.

          (b) Registration and Listing. This option shall not be exercisable unless at the time of exercise there is in effect a current registration statement or amendment thereto under the Securities Act of 1933, as amended, covering the shares of Common Stock to be issued upon exercise of this option and such shares are authorized for listing on the New York Stock Exchange.
Nothing herein shall be deemed to require Johnson & Johnson to apply for, to effect or to obtain such registration or listing.

      6.     Nontransferability  of  Option.   This  option   is
exercisable during your lifetime only by you, and no rights granted hereunder may be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise), other than by will or the laws of descent and distribution. Nor shall any such rights be subject to execution, attachment or similar process, other than in accordance with the terms of the Plan. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this option or of such rights contrary to the provisions of the Plan, or upon the levy of any attachment or similar process upon this option or such rights, this option and such rights shall, at the election of Johnson & Johnson, become null and void.

     7. No Special Employment Rights. Nothing contained in the Plan or this Certificate shall be construed or deemed by any person under any circumstances to bind the Company to continue your employment for the period within which this option may be exercised or for any other period.

      8.    Notices.   Unless  Johnson  &  Johnson  notifies  you
otherwise in writing, all notices, designations, and payments to be submitted to Johnson & Johnson in connection with this option shall be addressed to:

                  Equity Compensation Resources
                  One Johnson & Johnson Plaza
                  New Brunswick, NJ 08933

      9. Definitions. The following capitalized terms shall have the definitions set forth below for purposes of this
Certificate:

           (a) "Cause" means your termination by the Company (i) following your conviction for or a plea of nolo contendere to the commission of a felony under federal or state law, or (ii) for an act(s) that, in the Committee's opinion, constitutes fraud, embezzlement, dishonesty, disclosure of confidential information, the willful and deliberate failure to perform your employment duties in any material respect, a conflict of interest, or any other event that is inimical or contrary to the best interests of the Company. Any determination of "Cause" shall be made by the Committee in its sole discretion, and its determination shall be final and binding.

            (b) "Company" means Johnson & Johnson and its subsidiaries and affiliates, as determined by the Committee.

            (c) "Date of Termination" means the last date on which you were in an active employment status with the Company.
Specifically, if you are covered by a severance agreement or arrangement, the Date of Termination shall be your last date of active employment with the Company, not the date corresponding to the end of the severance period. If you become Disabled, your Date of Termination is the date on which you are considered to become Disabled.

             (d)   "Disability" or "Disabled" means termination  of
employment with the Company accompanied by a change in status  to
"disabled"   in  accordance  with  the  personnel  and/or   human
resources policy of the Company.

             (e) "Employment by a Competitor" or "Employed by a Competitor" means engaging in any activity or providing services, whether as a director, employee, advisor, consultant, or otherwise, for any corporation or other entity that is a competitor of the Company. The Committee shall determine whether you are Employed by a Competitor in its sole discretion, and its determination shall be final.

            (f) "Expiration Date" means the tenth anniversary of the Grant Date.

            (g) "Retire" or "Retirement" means termination of employment after the later of (A) the attainment of age 55, or
(B) the earliest date on which you could retire and receive a benefit under the Company-sponsored defined benefit retirement program, plan, or agreement in which you are participating on your Date of Termination.

           (h) "Service" means employment with Johnson & Johnson or one of its subsidiaries or affiliates, while that corporation or other legal entity was a subsidiary or affiliate of Johnson & Johnson, unless the Committee has otherwise provided on or before the Grant Date.

     10.  Miscellaneous.

       (a) Except as provided herein, this Certificate may not be amended or otherwise modified unless evidenced in writing and signed by Johnson & Johnson.

       (b) This Certificate shall be governed by and construed in accordance with the laws of the State of New Jersey without giving effect to conflict of laws principles, except to the extent superseded by federal law.


                                    Johnson & Johnson



                                By:
                                ______________________________

                                    Helen W. Hsu
                                    Director, Equity Compensation
                                    Resources
                                    Johnson & Johnson
                                    One Johnson & Johnson Plaza
                                    New Brunswick, NJ 08933





                        JOHNSON & JOHNSON

    CERTIFICATE - RESTRICTED SHARES TO NON-EMPLOYEE DIRECTORS

Granted To:

PID #                   Total Shares:
Grant Date:             Grant Price:

Grant No.  Grant Type     No. of       Release
                          Shares        Date
           Restricted
             Shares



      1. Grant of Restricted Shares. Subject to the terms and conditions of this Certificate and the Johnson & Johnson 2005 Long-Term Incentive Plan, as amended from time to time (the
"Plan"), Johnson & Johnson, a New Jersey corporation, hereby grants you an award of Restricted Shares consisting of the above-stated number of shares of Common Stock of Johnson & Johnson, par value $1.00 per share, at the above Grant Price (the "Restricted Shares"). Except where the context clearly indicates otherwise, each capitalized term used herein shall have the definition assigned to it by this Certificate or, to the extent that this Certificate does not define a capitalized term used herein, by the Plan. A copy of the Plan is available in and from the Office of the Secretary of Johnson & Johnson, One Johnson & Johnson Plaza, New Brunswick, NJ 08933 (732-524-0400).


     2. Vesting of Restricted Shares. The Restricted Shares granted hereunder shall be vested and nonforfeitable at all times.

     3. Transfer Restrictions. During the Restriction Period, the Restricted Shares and any rights or interests therein, may not be sold, assigned, transferred, or otherwise disposed of, or mortgaged, pledged, hypothecated, or otherwise encumbered until the Release Date. The Committee shall enforce the transfer restriction in whatever manner it determines to be most effective, including, but not limited to, (i) "stop transfer" instructions and (ii) a legend noting the transfer restriction on any certificates that may be issued with respect to the Restricted Shares.

     4.    Dividend  and  Voting  Rights During  the  Restriction
Period; Adjustments in Restricted Shares.

          (a) Dividends. During the Restriction Period, you shall have the right to receive dividends in cash or other property or distribution rights in respect of the Restricted Shares, provided that any securities of Johnson & Johnson that are distributed to you during the Restriction Period by reason of your holding the Restricted Shares shall be deemed to be Restricted Shares and shall be subject to the all of the terms, conditions, and restrictions set forth herein.


THIS DOCUMENT CONSTITUTES PART OF A PROSPECTUS COVERING SECURITIES THAT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933.

          (b) Voting Rights. During the Restriction Period, as the owner of record, you shall have the right to vote the Restricted Shares.

          (c) Adjustments in Restricted Shares. In the event of any change in the outstanding Common Stock of Johnson & Johnson by reason of a stock dividend or distribution, recapitalization, merger, consolidation, split-up, combination, exchange of shares or the like, the Committee shall make equitable adjustments in the Restricted Shares corresponding to adjustments made by the Committee in the number and class of shares of Common Stock that may be issued under the Plan. Any new, additional, or different securities to which you may become entitled in respect of the Restricted Shares by reason of such adjustments shall be deemed to be Restricted Shares and shall be subject to all of the terms, conditions, and restrictions as set forth herein.

     5. Evidence of Interest in Restricted Shares. The Restricted Shares granted hereunder shall be evidenced by an interest in such Restricted Shares registered in your name on the books and records of Johnson & Johnson or its designee, or by physical certificates, if such certificates are issued with respect to the Restricted Shares, subject to the transfer restrictions imposed in Section 3 hereof. Johnson & Johnson shall hold any physical certificates that are issued with respect to the Restricted Shares in escrow on your behalf during the Restriction Period.

     6. Lapse of Transfer Restriction. As soon as practicable after the Release Date, Johnson & Johnson shall cause the transfer restrictions on the Restricted Shares imposed under
Section 3 hereof to be removed and shall deliver to you any physical certificates that were issued with respect to the Restricted Shares and held in escrow on your behalf by Johnson & Johnson during the Restriction Period.

      7.    Notices.   Unless  Johnson &  Johnson  notifies  you
otherwise in writing, all notices, designations, and payments to be submitted to Johnson & Johnson in connection with the Restricted Shares shall be addressed to:

                  Equity Compensation Resources
                  One Johnson & Johnson Plaza
                  New Brunswick, NJ 08933

      8. Definitions. The following capitalized terms shall have the definitions set forth below for purposes of this
Certificate:

           (a)   "Committee"  means the Compensation  &  Benefits
Committee of the Board of Directors of Johnson & Johnson (or any successor committee).

            (b) "Grant Date" means the date on which the Restricted Shares were granted, as set forth above.

           (c) "Release Date" means the earlier of (i) the third anniversary of the Grant Date, or (ii) your date of death or disability (as determined by the Committee).

           (d) "Restricted Share" means a share of Common Stock of Johnson & Johnson that is subject to the terms and conditions set forth in this Certificate.

           (e) "Restriction Period" means the period between the Grant Date and the Release Date.

     9.   Miscellaneous.

       (A) Except as provided herein, this Certificate may not be amended or otherwise modified unless evidenced in writing and signed by Johnson & Johnson.

       (B) This Certificate shall be governed by and construed in accordance with the laws of the State of New Jersey without giving effect to conflict of laws principles, except to the extent superseded by federal law.

                                    Johnson & Johnson



                                By:
                                ______________________________

                                    Helen W. Hsu
                                    Director, Equity Compensation
                                    Resources
                                    Johnson & Johnson
                                    One Johnson & Johnson Plaza
                                    New Brunswick, NJ 08933